                                                                    Exhibit 99.7


                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


I.    RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                               766,114.38
           Available Funds:
                     Contract Payments due and received in this period                                    7,142,265.93
                     Contract Payments due in prior period(s) and received in
                      this period                                                                           340,769.65
                     Contract Payments received in this period for next period                              106,792.22
                     Sales, Use and Property Tax, Maintenance, Late Charges                                 262,291.44
                     Prepayment Amounts related to early termination in this
                      period                                                                                616,171.42
                     Servicer Advance                                                                     1,044,504.79
                     Proceeds received from recoveries on previously Defaulted
                      Contracts                                                                                   0.00
                     Transfer from Reserve Account                                                            9,493.94
                     Interest earned on Collection Account                                                    6,665.99
                     Interest earned on Affiliated Account                                                    1,292.03
                     Proceeds from repurchase of Contracts per Contribution and
                      Servicing Agreement Section 5.03                                                            0.00
                     Amounts paid per Contribution and Servicing Agreement
                      Section 7.01 (Substituted contract < Predecessor contract)                                  0.00
                     Amounts paid under insurance policies                                                        0.00
                     Any other amounts                                                                            0.00

                                                                                         ------------------------------
           Total Available Funds                                                                         10,296,361.79
           Less: Amounts to be Retained in Collection Account                                               447,180.09
                                                                                         ------------------------------
           AMOUNT TO BE DISTRIBUTED                                                                       9,849,181.70
                                                                                         ==============================


           DISTRIBUTION OF FUNDS:
                     1.      To Trustee -  Fees                                                                   0.00
                     2.      To Servicer, any unreimbursed Nonrecoverable
                             Advances or Servicer Advances                                                  340,769.65
                     3.      To Bank of America Derivative Settlement                                       406,614.17
                     4.      To Noteholders (For Servicer Report immediately
                             following the Final Additional Closing Date)
                                   a) Class A1 Principal and Interest                                     6,331,946.22
                                   a) Class A2 Principal (distributed after A1
                                      Note matures) and Interest                                            130,130.00
                                   a) Class A3 Principal (distributed after A2
                                      Note matures) and Interest                                            373,212.50
                                   a) Class A4 Principal (distributed after A3
                                      Note matures) and Interest                                            291,337.50
                                   b) Class B Principal and Interest                                        131,282.34
                                   c) Class C Principal and Interest                                        268,607.87
                                   d) Class D Principal and Interest                                        180,050.38
                                   e) Class E Principal and Interest                                        252,451.18

                     5.      To Reserve Account for Requirement per Indenture
                             Agreement Section 3.08                                                               0.00
                     6.      To Issuer - Residual  Principal and Interest and
                             Reserve Account Distribution
                                   a) Residual Interest (Provided no Restricting
                                      or Amortization Event in effect)                                      370,749.43
                                   b) Residual Principal (Provided no Restricting
                                      or Amortization Event in effect)                                      212,468.09
                                   c) Reserve Account Distribution (Provided no
                                      Restricting or Amortization Event in effect)                            9,493.94
                     7.      To Servicer, Tax, Maintenance, Late Charges and Bank
                             Interest Earned and Any Other Amounts                                          270,249.46
                     8.      To Servicer, Servicing Fee and other Servicing
                             Compensations                                                                  279,818.97
                                                                                         ------------------------------
           TOTAL FUNDS DISTRIBUTED                                                                        9,849,181.70
                                                                                         ==============================

                                                                                         ------------------------------
           End of Period Collection Account Balance {Includes Payments in
           Advance & Restricting Event Funds (if any)}                                                      447,180.09
                                                                                         ==============================

II.    RESERVE ACCOUNT

Beginning Balance                                                                                        $6,443,748.69
            - Add Investment Earnings                                                                         9,493.94
            - Add Transfer from Certificate Account (To Satisfy Reserve
              Account Requirement)                                                                                0.00
            - Less Distribution to Certificate Account                                                        9,493.94
                                                                                         ------------------------------
End of period balance                                                                                    $6,443,748.69
                                                                                         ==============================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required  Amount,
or (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                            $6,443,748.69
                                                                                         ==============================

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                          Pool A                                                 293,456,297.10
                          Pool B                                                 100,534,340.77
                                                                  ------------------------------
                                                                                                                     393,990,637.87
Class A Overdue Interest, if any                                                           0.00
Class A Monthly Interest - Pool A                                                    666,154.06
Class A Monthly Interest - Pool B                                                    228,215.79

Class A Overdue Principal, if any                                                          0.00
Class A Monthly Principal - Pool A                                                 3,020,611.52
Class A Monthly Principal - Pool B                                                 3,211,644.85
                                                                  ------------------------------
                                                                                                                       6,232,256.37
Ending Principal Balance of the Class A Notes
                          Pool A                                                 290,435,685.58
                          Pool B                                                  97,322,695.92
                                                                  ------------------------------         ---------------------------
                                                                                                                     387,758,381.50
                                                                                                         ===========================

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000        Ending Principal
Original Face $400,172,000    Original Face $400,172,000       Balance Factor
               $ 2.234964                     $ 15.573944             96.897929%
--------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                          Class A1                                                58,390,637.87
                          Class A2                                                54,600,000.00
                          Class A3a                                              204,500,000.00
                          Class A3b                                               76,500,000.00

                                                                  ------------------------------

Class A Monthly Interest                                                                                             393,990,637.87
                          Class A1 (Actual Number Days/360)                           99,689.85
                          Class A2                                                   130,130.00
                          Class A3a                                                  373,212.50
                          Class A3b                                                  291,337.50

                                                                  ------------------------------

Class A Monthly Principal
                          Class A1                                                 6,232,256.37
                          Class A2                                                         0.00
                          Class A3a                                                        0.00
                          Class A3b                                                        0.00

                                                                  ------------------------------
                                                                                                                       6,232,256.37
Ending Principal Balance of the Class A Notes
                          Class A1                                                52,158,381.50
                          Class A2                                                54,600,000.00
                          Class A3a                                              204,500,000.00
                          Class A3b                                               76,500,000.00

                                                                  ------------------------------         ---------------------------
                                                                                                                     387,758,381.50
                                                                                                         ===========================

Class A1

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $64,572,000     Original Face $64,572,000       Balance Factor
             $ 1.543856                       $ 96.516391             80.775540%
--------------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                          Pool A                                   5,001,279.32
                                          Pool B                                   1,713,373.76
                                                                  ------------------------------
                                                                                                                       6,714,653.08

           Class B Overdue Interest, if any                                                0.00
           Class B Monthly Interest - Pool A                                          18,671.44
           Class B Monthly Interest - Pool B                                           6,396.60
           Class B Overdue Principal, if any                                               0.00
           Class B Monthly Principal - Pool A                                         51,479.29
           Class B Monthly Principal - Pool B                                         54,735.01
                                                                  ------------------------------
                                                                                                                         106,214.30
           Ending Principal Balance of the Class B Notes
                                          Pool A                                   4,949,800.03
                                          Pool B                                   1,658,638.75
                                                                  ------------------------------         ---------------------------
                                                                                                                       6,608,438.78
                                                                                                         ===========================

--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000        Ending Principal
Original Face $6,820,000     Original Face $6,820,000         Balance Factor
           $ 3.675666                        $ 15.573944              96.897929%
--------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                                          Pool A                                  10,002,558.63
                                          Pool B                                   3,426,747.52
                                                                  ------------------------------
                                                                                                                      13,429,306.15

           Class C Overdue Interest, if any                                                0.00
           Class C Monthly Interest - Pool A                                          41,844.04
           Class C Monthly Interest - Pool B                                          14,335.23
           Class C Overdue Principal, if any                                               0.00
           Class C Monthly Principal - Pool A                                        102,958.58
           Class C Monthly Principal - Pool B                                        109,470.02
                                                                  ------------------------------
                                                                                                                         212,428.60
           Ending Principal Balance of the Class C Notes
                                          Pool A                                   9,899,600.05
                                          Pool B                                   3,317,277.50
                                                                  ------------------------------         ---------------------------
                                                                                                                      13,216,877.55
                                                                                                         ===========================

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $13,640,000     Original Face $13,640,000       Balance Factor
            $ 4.118715                        $ 15.573944             96.897929%
--------------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                          Pool A                                   6,665,928.00
                                          Pool B                                   2,283,660.92
                                                                  ------------------------------
                                                                                                                       8,949,588.92

           Class D Overdue Interest, if any                                                0.00
           Class D Monthly Interest - Pool A                                          28,663.49
           Class D Monthly Interest - Pool B                                           9,819.74
           Class D Overdue Principal, if any                                               0.00
           Class D Monthly Principal - Pool A                                         68,613.89
           Class D Monthly Principal - Pool B                                         72,953.26
                                                                  ------------------------------
                                                                                                                         141,567.15
           Ending Principal Balance of the Class D Notes
                                          Pool A                                   6,597,314.11
                                          Pool B                                   2,210,707.66
                                                                  ------------------------------         ---------------------------
                                                                                                                       8,808,021.77
                                                                                                         ===========================

--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000        Ending Principal
Original Face $9,090,000     Original Face $9,090,000         Balance Factor
          $ 4.233579                         $ 15.573944              96.897929%
--------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                                          Pool A                                   8,337,909.94
                                          Pool B                                   2,856,460.36
                                                                  ------------------------------
                                                                                                                      11,194,370.30

           Class E Overdue Interest, if any                                                0.00
           Class E Monthly Interest - Pool A                                          56,141.93
           Class E Monthly Interest - Pool B                                          19,233.50
           Class E Overdue Principal, if any                                               0.00
           Class E Monthly Principal - Pool A                                         85,823.98
           Class E Monthly Principal - Pool B                                         91,251.77
                                                                  ------------------------------
                                                                                                                         177,075.75
           Ending Principal Balance of the Class E Notes
                                          Pool A                                   8,252,085.96
                                          Pool B                                   2,765,208.59
                                                                  ------------------------------         ---------------------------
                                                                                                                      11,017,294.55
                                                                                                         ===========================

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $11,370,000     Original Face $11,370,000       Balance Factor
          $ 6.629325                          $ 15.573945             96.897929%
--------------------------------------------------------------------------------

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                          Pool A                            10,004,418.12
                                          Pool B                             3,427,384.55
                                                                   -----------------------
                                                                                                                 13,431,802.67

           Residual Interest - Pool A                                          305,610.04
           Residual Interest - Pool B                                           65,139.39
           Residual Principal - Pool A                                         102,977.72
           Residual Principal - Pool B                                         109,490.37
                                                                   -----------------------
                                                                                                                    212,468.09
           Ending Residual Principal Balance
                                          Pool A                             9,901,440.40
                                          Pool B                             3,317,894.18
                                                                   -----------------------
                                                                                                      -------------------------
                                                                                                                 13,219,334.58
                                                                                                      =========================


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                        279,818.97
            - Servicer Advances reimbursement                                                                       340,769.65
            - Tax, Maintenance, Late Charges, Bank Interest
              and other amounts                                                                                     270,249.46
                                                                                                      -------------------------
           Total amounts due to Servicer                                                                            890,838.08
                                                                                                      =========================

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
               Aggregate Discounted Contract Balance, as defined in Indenture
                  Agreement, at the beginning of the related Collection Period                                       333,468,391.12

               Aggregate Discounted Contract Balance of Additional Contracts
                  acquired during Collection Period                                                                            0.00

               Decline in Aggregate Discounted Contract Balance                                                        3,432,464.99

                                                                                                              ----------------------
               Aggregate Discounted Contract Balance, as defined in Indenture
                  Agreement, at the ending of the related Collection Period                                          330,035,926.13
                                                                                                              ======================

               Components of Decline in Aggregate Discounted Contract Balance:
                   - Principal portion of Contract Payments  and Servicer Advances           3,426,929.18

                   - Principal portion of Prepayment Amounts                                     5,535.81

                   - Principal portion of Contracts repurchased under Indenture
                          Agreement Section 4.02                                                     0.00

                   - Aggregate Discounted Contract Balance of Contracts that have
                          become Defaulted Contracts during the Collection Period                    0.00

                   - Aggregate Discounted Contract Balance of Substitute Contracts
                          added during Collection Period                                             0.00

                   - Aggregate Discounted Contract Balance of Predecessor
                          Contracts withdrawn during Collection Period                               0.00

                                                                                     ---------------------
                                           Total Decline in Aggregate Discounted
                                              Contract Balance                               3,432,464.99
                                                                                     =====================


POOL B
               Aggregate Discounted Contract Balance, as defined in Indenture
                  Agreement, at the beginning of the related Collection Period                                       114,241,967.88

               Aggregate Discounted Contract Balance of Additional Contracts
                  acquired during Collection Period                                                                            0.00

               Decline in Aggregate Discounted Contract Balance                                                        3,649,545.27

                                                                                                              ----------------------
               Aggregate Discounted Contract Balance, as defined in Indenture
                  Agreement, at the ending of the related Collection Period                                          110,592,422.61
                                                                                                              ======================

               Components of Decline in Aggregate Discounted Contract Balance:
                   - Principal portion of Contract Payments  and Servicer Advances           3,041,690.37

                   - Principal portion of Prepayment Amounts                                   607,854.90

                   - Principal portion of Contracts repurchased under Indenture
                          Agreement Section 4.02                                                     0.00

                   - Aggregate Discounted Contract Balance of Contracts that have
                          become Defaulted Contracts during the Collection Period                    0.00

                   - Aggregate Discounted Contract Balance of Substitute Contracts
                          added during Collection Period                                             0.00

                   - Aggregate Discounted Contract Balance of Predecessor
                          Contracts withdrawn during Collection Period                               0.00

                                                                                     ---------------------
                                           Total Decline in Aggregate Discounted
                                              Contract Balance                                3,649,545.27
                                                                                     =====================

                                                                                                              ----------------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                    440,628,348.74
                                                                                                              ======================

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

              POOL A                                                                                 Predecessor
                                               Discounted                           Predecessor      Discounted
              Lease #   Lessee Name            Present Value                        Lease #          Present Value
              ------------------------         ------------------------------       ------------     -------------------------------
                        NONE











                                               ------------------------------                        -------------------------------
                                       Totals:                         $0.00                                                  $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                        $0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                                     $336,802,716.30
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables              $0.00
b)  Total discounted Contract Balance of Substitute Receivables               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD

                                                                  YES                            NO   X
                                                                      -----                         -----


              POOL B                                                                                 Predecessor
                                               Discounted                           Predecessor      Discounted
              Lease #   Lessee Name            Present Value                        Lease #          Present Value
              ------------------------         ------------------------------       ------------     -------------------------------
                        NONE









                                               ------------------------------                        -------------------------------
                                       Totals:                         $0.00                                                  $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                        $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                     $117,931,819.40
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                   0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
              THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                $0.00
b)  Total discounted Contract Balance of Substitute Receivables                 $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD

                                                                  YES                            NO   X
                                                                      -----                         -----

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

              POOL A - NON-PERFORMING                                                                Predecessor
                                               Discounted                           Predecessor      Discounted
              Lease #   Lessee Name            Present Value                        Lease #          Present Value
              -------------------------        ------------------------------       ------------     -------------------------------
                        NONE                                                                                                  $0.00










                                               ------------------------------                        -------------------------------
                                       Totals:                         $0.00                                                  $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                  0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                                     $336,802,716.30
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                         YES              NO  X
                                                          ------           -----


              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                          Predecessor
                                               Discounted                           Predecessor      Discounted
              Lease #   Lessee Name            Present Value                        Lease #          Present Value
              ------------------------         ------------------------------       ------------     -------------------------------
                        None









                                               ------------------------------                        -------------------------------
                                       Totals:                         $0.00                                                  $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                    $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                     $117,931,819.40
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                         YES               NO X
                                                          -----             ----

                       DVI RECEIVABLES XVII L.L.C. 2002-1
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


XV.    POOL PERFORMANCE MEASUREMENTS


1.                             AGGREGATE DISCOUNTED CONTRACT BALANCE

              CONTRACTS DELINQUENT > 90 DAYS                                      TOTAL OUTSTANDING CONTRACTS
              This Month                                3,645,790.60              This Month                          440,628,348.74
              1 Month Prior                             2,572,743.59              1 Month Prior                       447,710,359.00
              2 Months Prior                            1,697,563.70              2 Months Prior                      454,121,040.10

              Total                                     7,916,097.89              Total                             1,342,459,747.84

              a) 3 MONTH AVERAGE                        2,638,699.30              b) 3 MONTH AVERAGE                  447,486,582.61

              c) a/b                                           0.59%

2.            Does a Delinquency Condition Exist (1c > 6% )?
                                                                                          Yes               No            X
                                                                                              --------------     -------------------

3.            Restricting Event Check

              A. A Delinquency Condition exists for current period?                       Yes               No            X
                                                                                              --------------     -------------------
              B. An Indenture Event of Default has occurred and is then continuing?       Yes               No            X
                                                                                              --------------     -------------------

4.            Has a Servicer Event of Default occurred?                                   Yes               No            X
                                                                                              --------------     -------------------


5.            Amortization Event Check

              A. Is 1c  > 8% ?                                                            Yes               No            X
                                                                                              --------------     -------------------
              B. Bankruptcy, insolvency, reorganization; default/violation of any
                   covenant or obligation not remedied within 90 days?                    Yes               No            X
                                                                                              --------------     -------------------
              C. As of any Determination date, the sum of all defaulted contracts
                   since the Closing date exceeds 6% of the ADCB on the Closing Date?     Yes               No            X
                                                                                              --------------     -------------------




6.            Aggregate Discounted Contract Balance at Closing Date                   Balance  $454,734,535.69
                                                                                              ----------------


              DELINQUENT LEASE SUMMARY

                       Days Past Due        Current Pool Balance        # Leases
                       -------------        --------------------        --------
                             31 - 60               10,209,954.11              29
                             61 - 90                2,401,769.69              10
                            91 - 180                3,645,790.60              16